UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2016 (October 13, 2016)

ALCOA UPSTREAM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

212-836-2600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 13, 2016, Alcoa Inc. (“Alcoa”) announced that, in connection with its planned separation into two independent, publicly-traded companies, future companies Arconic Inc. and Alcoa Upstream Corporation (“Alcoa Corporation”) will each host investor events in October 2016. The separation of Alcoa is scheduled to become effective before the opening of the market on November 1, 2016.

As disclosed by Alcoa, Alcoa Corporation will commence its series of investor meetings beginning on October 20, 2016, and it will host a global investor webcast on October 20, 2016, at 9 a.m. EDT.

A copy of the materials to be presented at these meetings is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, the presentation materials will be available shortly before the commencement of these meetings on www.alcoa.com.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of Form 8-K and in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by Alcoa under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as exhibits to this report:

Exhibit No.	Description

99.1	Alcoa Corporation Global Investor Presentation, dated October 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA UPSTREAM CORPORATION

By:	/s/ Jeffrey Heeter
Name:	Jeffrey Heeter
Title:	Secretary

Date: October 19, 2016

Exhibit Index

Exhibit No.	Description

99.1	Alcoa Corporation Global Investor Presentation, dated October 19, 2016.